[LOGO] LANDMARK(SM) FUNDS
          Advised by Citibank, N.A.





          LANDMARK
          TAX FREE RESERVES






          ANNUAL
          REPORT
          August 31, 1995

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     The past year has been one of marked contrasts for the U.S. economy and its financial markets. During the first half of the year, short-term cash equivalent investments such as Landmark Tax Free Reserves did relatively well as interest rates rose in response to inflation fears, while longer term bonds and stocks fared poorly. As the economy slowed in the second half of the fiscal year, broad measures of stock and bond performance rallied to new highs and yields on most short-term tax-exempt money market investments dropped.

     The Landmark Funds' investment adviser, Citibank, N.A., manages Tax Free Reserves Portfolio to provide high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing in a high-quality portfolio of short-term municipal obligations issued by state and municipal governments and by public authorities.

     This Annual Report reviews the Fund's investment activities and performance over the past 12 months and provides a summary of Citibank's perspective on and outlook for the financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.


/s/ Philip W. Coolidge
----------------------
    Philip W. Coolidge
    President
    September 20, 1995

---------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.

---------------------------------------
TABLE OF CONTENTS

  1 Letter to Shareholders
---------------------------------------
  2 Market Environment
    Fund Snapshot
---------------------------------------
  3 Fund Quotes
    The Portfolio Manager Responds
    Strategy and Outlook
---------------------------------------
  4 Fund Data
    7-Day Yield Comparisons

LANDMARK TAX FREE RESERVES
---------------------------------------
  5 Statement of Assets and Liabilities
    Statement of Operations
---------------------------------------
  6 Statement of Changes in Net Assets
    Financial Highlights
---------------------------------------
  7 Notes to Financial Statements
---------------------------------------
  9 Independent Auditors' Report
---------------------------------------
TAX FREE RESERVES PORTFOLIO
 10 Portfolio of Investments
---------------------------------------
 16 Statement of Assets and Liabilities
    Statement of Operations
---------------------------------------
 17 Statement of Changes in Net Assets
    Financial Highlights
---------------------------------------
 18 Notes to Financial Statements
---------------------------------------
 19 Independent Auditors' Report
---------------------------------------

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  MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     When the Fund's fiscal year began on September 1, 1994, the U.S. economy was growing faster than its available supply of labor and materials, fueling inflation fears. Investors reacted by selling stocks and bonds and shifting assets to short-term money market securities. As a result, stocks and bonds provided below-average returns in 1994 while yields on cash equivalents rose.

     In the face of these inflationary pressures, the Federal Reserve Board continued to raise short-term interest rates in an effort to slow the rate of economic growth enough to forestall a further acceleration of inflation. By the beginning of 1995, signs began to emerge that the economy was indeed slowing to a pace below the rate at which inflationary pressures become a problem. As the rate of economic growth moderated and the likelihood of further interest-rate hikes receded, yields on money market securities generally declined during the second half of the Fund's fiscal year.

     Tax exempt money market securities were also influenced by events specific to the municipal bond marketplace. In December 1994, investment losses in Orange County, California caused a crisis of confidence in some municipal bond issuers, and tax-exempt yields rose across-the-board. Just after the incident, certain short-term municipal securities were providing as much as 72% of the yield of comparable taxable U.S. Treasury securities, which is quite high by historical standards. Later in the year, tax reform proposals in Congress put downward pressure on tax-exempt money market yields as demand for short-term issues strengthened. In response, tax-exempt money market yields fell to as low as 63% of the yield provided by comparable taxable U.S. Treasury securities.


--------------------------------------------------------------------------------
  FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
August 31, 1984

NET ASSETS AS OF 8/31/95
$392.2 million

FUND OBJECTIVE
Provide high levels of current income which is exempt from Federal income taxes,* preservation of capital and liquidity.

DIVIDENDS
Declared daily, paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARK
o Lipper Tax Exempt Money Market Funds Average

INVESTMENT ADVISER
TAX FREE RESERVES PORTFOLIO
Citibank, N.A.

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.


--------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

"Short-term municipal bond rates peaked in December, then fell about one percentage point over the next eight months as the economy slowed."

"Proposals in Congress for a "flat tax" that would eliminate or reduce municipal bonds' tax advantages caused a flow of assets from longer term tax-exempt funds to tax-exempt money market securities during the period, creating additional demand in the face of limited supply."

"Looking forward, we expect interest rates to decline modestly if the Federal Reserve eases monetary policy in response to a weakening economy."


--------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

     We carefully monitored the various economic and political influences affecting the municipal bond marketplace during the year and took action opportunistically. Although we maintained an overall neutral average-maturity posture for the Portfolio during most of the period, we extended maturities to the longer end of the neutral range to lock in higher yields when interest rates rose. Conversely, we reduced maturities somewhat when interest rates temporarily declined in order to keep funds available for higher yielding securities as they became available. We also actively sought opportunities for investment in issues that offered both relatively high coupons as well as features promoting yield and price protection. Such investments include pre-refunded municipal bonds and tax-exempt commercial paper.

     Tax Free Reserves Portfolio participated broadly in the short-term tax-exempt bond offerings of dozens of states, municipalities, agencies and authorities as a strong national economy supported their ability to pay interest and repay principal in a timely manner. We avoided certain issuers during the period in the State of California, where the Orange County incident created uncertainty in the state's municipal bond market. Tax Free Reserves Portfolio held no Orange County securities during the period.


--------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

     Our forecast for the U.S. economy calls for slow-but-positive growth over the near term. The Federal Reserve appears to have been successful in its efforts to slow the U.S. economy to non-inflationary levels without causing a recession, and, despite July's modest interest-rate reduction, we expect monetary policy to remain unchanged over the next few months. As long as the economy does not heat up unexpectedly, tax-exempt money market yields should decline modestly as demand continues to outweigh the available supply of new issues.

     Over the longer term, we expect the Federal Reserve to resume easing if the U.S. economy shows further signs of weakness. The prospect of recession is unacceptable to many in Washington, D.C., especially in an election year. We believe, therefore, that lower yields are more likely than higher yields over the intermediate term. Accordingly, we expect to maintain the Portfolio's average maturity toward the long end of the neutral range in order to maximize yields without sacrificing preservation of capital.

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  FUND DATA  All Periods Ended August 31, 1995
--------------------------------------------------------------------------------

                                                                           TOTAL RETURNS
                                                        -------------------------------------------------
                                                                                                    SINCE
                                                         ONE          FIVE            TEN          8/31/84
                                                        YEAR         YEARS*         YEARS*       INCEPTION*
                                                        -----         ----           ----         --------
Landmark Tax Free Reserves.....................         3.24%          3.04%         3.93%           4.05%
Lipper Tax Exempt Money Market Funds Average...         3.19%          3.01%         3.95%           4.06%

* Annualized

7-DAY YIELDS
------------
Annualized Current               3.14%
Effective                        3.19%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1995, the Fund paid $0.03197 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax. In addition, 14.6% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).


--------------------------------------------------------------------------------
  7-DAY YIELD COMPARISONS
--------------------------------------------------------------------------------

           COMPARISON OF 7-DAY YIELDS FOR LANDMARK TAX FREE RESERVES
                    VS. IBC/DONOGHUE TAX FREE FUNDS AVERAGE


As the graph illustrates, Landmark Tax Free Reserves generally provided a comparable annualized seven-day yield with similar Money Market Funds, as published in IBC/Donoghue's Money Fund Report over the one year period.




                              IBC/Donoghue
               Landmark Tax  Tax Free Money
              Free Reserves  Funds Average

 9/6/94           2.57%         2.55%
 9/13/94          2.57%         2.51%
 9/20/94          2.69%         2.61%
 9/27/94          2.84%         2.76%
 10/4/94          2.94%         2.87%
10/11/94          2.67%         2.62%
10/18/94          2.57%         2.44%
10/25/94          2.79%         2.61%
 11/1/94          2.93%         2.79%
 11/8/94          2.84%         2.74%
11/15/94          2.91%         2.81%
11/22/94          3.11%         2.98%
11/29/94          3.12%         3.06%
 12/6/94          2.92%         2.95%
12/13/94          2.81%         2.75%
12/20/94          3.42%         3.29%
12/27/94          3.76%         3.70%
 1/3/95           3.92%         4.01%
 1/10/95          3.12%         3.18%
 1/17/95          2.62%         2.71%
 1/24/95          2.73%         2.67%
 1/31/95          3.15%         3.12%
 2/7/95           3.12%         3.12%
 2/14/95          3.29%         3.27%
 2/21/95          3.46%         3.44%
 2/28/95          3.44%         3.40%
 3/7/95           3.34%         3.32%
 3/14/95          3.21%         3.17%
 3/21/95          3.34%         3.27%
 3/28/95          3.49%         3.42%
 4/4/95           3.57%         3.52%
 4/11/95          3.42%         3.34%
 4/18/95          3.52%         3.46%
 4/25/95          3.65%         3.62%
 5/2/95           3.76%         3.79%
 5/9/95           3.73%         3.77%
 5/16/95          3.76%         3.83%
 5/23/95          3.62%         3.63%
 5/30/95          3.52%         3.56%
 6/6/95           3.31%         3.29%
 6/13/95          2.98%         2.85%
 6/20/95          3.46%         3.34%
 6/27/95          3.57%         3.54%
 7/4/95           3.38%         3.46%
 7/11/95          3.02%         2.94%
 7/18/95          2.89%         2.79%
 7/25/95          3.20%         3.16%
 8/1/95           3.25%         3.25%
 8/8/95           3.10%         3.12%
 8/15/95          3.21%         3.23%
 8/22/95          3.22%         3.23%
 8/29/95          3.15%         3.18%

Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns and yields would have been lower.

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  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES  August 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investment in Tax Free Reserves Portfolio, at value (Note 1)..................................    $394,222,151
Receivable for shares of beneficial interest sold.............................................       2,040,554
                                                                                                  ------------
                                                                                                   396,262,705
                                                                                                  ------------
LIABILITIES:
Payable for shares of beneficial interest repurchased.........................................       3,081,652
Dividends payable.............................................................................         814,140
Payable to affiliate-- Shareholder Servicing Agents' fee (Note 3B)............................          82,364
Accrued expenses and other liabilities........................................................         112,418
                                                                                                  ------------
    Total liabilities.........................................................................       4,090,574
                                                                                                  ------------
NET ASSETS for 392,178,302 shares of beneficial interest outstanding..........................    $392,172,131
                                                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital...............................................................................    $392,178,302
Accumulated net realized loss on investments..................................................          (6,171)
                                                                                                  ------------
    Total.....................................................................................    $392,172,131
                                                                                                  ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE...............................           $1.00
                                                                                                          ====


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  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS  For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1A):
Income from Tax Free Reserves Portfolio....................................  $11,858,169
Allocated expenses from Tax Free Reserves Portfolio........................     (973,687)
                                                                             -----------
    Net investment income from Tax Free Reserves Portfolio.................                        $10,884,482
EXPENSES:
Shareholder Servicing Agents' fees (Note 3B)...............................    1,225,173
Administrative fees (Note 3A)..............................................      306,293
Distribution fees (Note 4).................................................      153,147
Registration fees..........................................................       55,684
Custodian fees.............................................................       21,227
Shareholder reports........................................................       16,884
Trustee fees...............................................................       16,417
Auditing fees..............................................................       15,100
Transfer agent fees........................................................       13,000
Legal fees.................................................................       12,631
Miscellaneous..............................................................       20,995
                                                                             -----------
  Total expenses...........................................................    1,856,551
Less aggregate amount waived by Administrator, Shareholder
 Servicing Agents and Distributor (Notes 3A, 3B, and 4)....................     (839,229)
                                                                             ----------
  Net expenses.............................................................                          1,017,322
                                                                                                   -----------
  Net investment income....................................................                          9,867,160
NET REALIZED GAIN ON INVESTMENTS FROM TAX FREE RESERVES PORTFOLIO..........                             75,464
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                        $ 9,942,624
                                                                                                   ===========
See notes to financial statements

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  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED AUGUST 31,
                                                                                     ------------------------------
                                                                                          1995             1994
                                                                                     -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income.....................................................           $   9,867,160    $   4,914,373
Net realized gain (loss) on investments...................................                  75,464           (1,494)
                                                                                     -------------    -------------
    Net increase in net assets from operations............................               9,942,624        4,912,879
                                                                                     -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.....................................................              (9,867,160)      (4,914,373)
                                                                                     -------------    -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
 AT NET ASSET VALUE OF $1.00 PER SHARE (Note 5):
Net proceeds from sale of shares..........................................             874,265,741      646,384,779
Net asset value of shares issued to shareholders from reinvestment of dividends          2,996,576        2,168,046
Cost of shares repurchased................................................            (717,498,287)    (643,514,660)
                                                                                     -------------    -------------
    Net increase in net assets from transactions in shares of beneficial interest      159,764,030        5,038,165
                                                                                     -------------    -------------
NET INCREASE IN NET ASSETS ...............................................             159,839,494        5,036,671
NET ASSETS:
Beginning of period.......................................................             232,332,637      227,295,966
                                                                                     -------------    -------------
End of period.............................................................           $ 392,172,131    $ 232,332,637
                                                                                     =============    =============

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  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED AUGUST 31
                                                           -------------------------------------------------------
                                                             1995        1994       1993        1992        1991
                                                           --------    --------   --------    --------    --------
Net Asset Value, beginning of period................       $1.00000    $1.00000   $1.00000    $1.00000    $1.00000
Net investment income...............................        0.03197     0.02002    0.02014     0.03125     0.04667
Less dividends from net investment income...........       (0.03197)   (0.02002)  (0.02014)   (0.03125)   (0.04667)
                                                           --------    --------   --------    --------    --------
Net Asset Value, end of period......................       $1.00000    $1.00000   $1.00000    $1.00000    $1.00000
                                                           ========    ========   ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............       $392,172    $232,333   $227,296    $211,978    $200,002
Ratio of expenses to average net assets*............          0.65%       0.65%      0.65%       0.65%       0.65%
Ratio of net investment income to average net assets          3.22%       1.99%      2.01%       3.10%       4.62%
Total return........................................          3.24%       2.02%      2.03%       3.17%       4.77%
Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:
Net investment income per share.....................       $0.02929    $0.01730   $0.01723    $0.02813    $0.04364
RATIOS:
Expenses to average net assets*.....................          0.92%       0.92%      0.94%       0.97%       0.95%
Net investment income to average net assets.........          2.95%       1.72%      1.72%       2.79%       4.32%

*Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.

See notes to financial statements

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  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Tax Free Reserves (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end, management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as investment adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The Fund seeks to achieve its investment objective of a high level of current income which is exempt from federal income taxes, consistent with preservation of capital and liquidity, by investing all of its investable assets in the Portfolio, an open-end, non-diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 99.9% at August 31, 1995) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INTEREST INCOME -- The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryover of $6,171, of which $4,677 will expire on August 31, 1999 and $1,494 will expire on August 31, 2002. Such capital loss carryovers will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

C. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS.

D. OTHER -- All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and any other investors in the Portfolio at the time of such determination.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, New York City time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

(3) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan which provides that the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Fund's Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.20% of the Fund's average daily net assets, provided, however, that this fee will be reduced by the amount of fees paid to LFBDS for services rendered under the Distribution Plan, and further provided that while the assets of the Fund are invested in the Portfolio, the maximum combined fee payable by the Fund will be limited to 0.15% for said services. Throughout the period, all of the Fund's investable assets were invested in the Portfolio and LFBDS received administrative fees computed at the rate of 0.10% of average daily net assets. Administrative fees amounted to $306,293, of which $226,642 was voluntarily waived for the year ended August 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.40% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $1,225,173, of which $459,440 was voluntarily waived for the year ended August 31, 1995.

(4) DISTRIBUTION FEE
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.05% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made to date. Distribution fees amounted to $153,147, all of which was voluntarily waived for the year ended August 31, 1995.

(5) SHARE OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(6) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $487,327,869 and $337,173,146, respectively, for the year ended August 31, 1995.

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost of the Fund's investment in the Portfolio at August 31, 1995, for federal income tax purposes, amounted to $394,222,151.

--------------------------------------------------------------------------------
  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities of Landmark Tax Free Reserves (a Massachusetts business trust) as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Tax Free Reserves at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1995

Tax Free Reserves Portfolio
--------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS  August 31, 1995

                                          Principal
                                            Amount
Issuer                                  (000's omitted)          Value
--------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL
   PAPER--7.7%

Denver, Colorado City and County
   Airport Revenue, AMT,
   4.30%, due 9/8/95...............          $ 2,000          $  2,000,000
Halifax County, Virginia Industrial
   Development Authority, AMT,
   3.95%, due 11/7/95..............            4,900             4,900,000
Houston, TX Airport, AMT,
   3.80%, due 9/7/95...............            4,000             4,000,000
Illinois Developmental Finance
   Authority Pollution Control,
   3.70%, due 11/16/95.............            2,700             2,700,000
Lower Colorado River Authority
 Service,
   3.90%, due 9/12/95..............            5,000             5,000,000
North Carolina Eastern
   Municipal Power,
   3.25%, due 9/6/95...............            1,000             1,000,000
Saint Lucie County, Florida
    Pollution Control Authority,
   4.15%, due 11/28/95.............            3,000             3,000,000
Texas Municipal Power
   Agency Revenue,
   9.50%, due 9/1/95...............              650               663,000
Wake County, North Carolina
   Industrial Facilities Authority,
   3.75%, due 10/18/95.............            6,825             6,825,000
                                                              ------------
                                                                30,088,000
                                                              ------------

GENERAL OBLIGATION
   NOTES--1.5%

Cobb County, GA School District,
   5.50%, due 2/1/96...............          $ 1,470          $  1,480,200
Iowa School Corps.,
   4.75%, due 6/28/96..............            4,500             4,532,049
                                                              ------------
                                                                 6,012,249
                                                              ------------

ANNUAL AND SEMI-ANNUAL
   TENDER REVENUE BONDS AND
   NOTES (PUTS)--33.6%

Anchorage, Alaska Hospital Revenue,
   9.625%, due 10/1/95.............          $ 2,000          $  2,048,063
Arkansas State Financial Authority
   Single Family,
   3.80%, due 3/1/96...............            3,000             3,000,000
Arkansas State Financial Authority
   Single Family, AMT,
   3.90%, due 3/1/96...............            2,240             2,240,000
Atlanta, Georgia Urban Residential,
   3.70%, due 11/1/95..............            6,300             6,300,000
Aurora IL Single Family Mortgage
   Revenue, AMT,
   4.26%, due 12/15/95.............            4,725             4,725,000
Clackmas County, Oregon Hospital
   Facilities Authority,
   4.20%, due 10/2/95..............            2,445             2,445,000
Council Bluffs, Iowa Revenue,
   4.30%, due 10/1/95..............            4,415             4,415,000
Dallas, TX,
   6.70%, due 5/1/97...............            3,000             3,055,590
Dallas Texas WaterWorks &
    Sewer System Revenue,
   8.30%, due 10/1/95..............            2,225             2,231,727
East Baton Rouge,
   Louisiana Single Family, AMT,
   3.85%, due 10/5/95 .............            4,100             4,100,000
East Baton Rouge,
   Louisiana Single Family,
   3.75%, due 10/5/95 .............            4,500             4,500,000
Fairfax County, Virginia,
   8.00%, due 11/1/95 .............            1,000             1,017,976
Florida State, Sunshine
   Skyway Revenue,
   7.25%, due 6/1/96...............              500               522,464
Fort Worth, TX Water & Sewer
 Revenue,
   5.20%, due 2/15/96..............            1,000             1,006,661
Fulton, Illinois Solid Waste
   Disposal Facility, AMT,
   4.35%, due 9/7/95...............            2,000             2,000,000
Fulton County, Georgia Building
   Authority Revenue,
   7.50%, due 1/1/96...............            2,070             2,132,990
Harris County, Texas Flood Control,
   9.60%, due 10/1/95..............            2,000             2,007,996
Hawaii State,
   6.00%, due 11/1/95..............            1,000             1,002,337
Hawaii State Department of
   Budget and Finance,
   3.75%, due 3/1/96...............            3,710             3,710,000
Indiana State Single Family
   Housing, AMT,
   4.00%, due 7/1/96...............            2,500             2,500,000
Intermountain Utah Power Revenue,
   4.15%, due 9/15/95..............            5,500             5,500,000
Iowa, Finance Authority Single
   Family Revenue,
   4.80%, due 2/22/96..............            4,510             4,529,852
Iowa Municipalities Workers,
   4.10%, due 7/1/96...............            3,000             3,000,000
Jacksonville, Florida Electric
   Authority,
   6.80%, due 10/1/95..............            1,000             1,016,955
Jacksonville, Florida Electric
   Authority,
   7.375%, due 10/1/95 ............            1,275             1,297,102
Jacksonville, Florida Electric
   Authority,
   9.50%, due 10/1/95 .............            1,750             1,791,896

Lower Colorado River Authority,
   Texas Revenue,
   9.50%, due 1/1/96...............            3,000             3,111,556
Lower Colorado River Authority,
   Texas Revenue,
   8.375%, due 1/1/96..............            1,910             1,975,814
Lower Neches Valley Authority,
 TX,
   3.75%, due 2/15/96..............            3,000             3,000,000
Manatee County, Florida Housing
   Finance, AMT,
   4.06%, due 10/16/95.............            3,670             3,670,000
Marion County, Tennessee Industrial
   Environmental Development
   Authority, AMT, 3.95%, due 2/1/96           6,000             6,000,000
Massachusetts Bay Transportation
   Authority,
   4.40%, due 9/1/95...............            1,000             1,000,000
Massachusetts State College Building,
   7.25%, due 5/1/96 ..............            1,850             1,922,919
Michigan State, 5.00%, due 9/29/95.            6,500             6,505,886
Milwaukee, Wisconsin  Metropolitan
   Sewer District, 9.00%, due 5/1/96           6,000             6,202,434
Milwaukee, Wisconsin,
   4.75%, due 6/15/96..............            1,835             1,849,008
New Jersey State,
   7.00%, due 4/1/96...............            1,500             1,524,904
Northborough, Texas Municipal
   Utility District,
   11.375%, due 9/1/95.............              500               500,000
Oklahoma State Water Reserve Board,
   4.50%, due 9/1/95...............            5,000             5,000,000
Pennsylvania Intergovernmental Corp,
   5.20%, due 6/15/96..............            1,750             1,768,726
Pennsylvania State Higher
   Educational Revenue,
   3.90%, due 2/26/96..............            3,000             3,000,000
Seattle, Washington Metropolitan
   Municipality, 7.875%, due 1/1/96            1,000             1,032,884
South Columbia Basin
   Irrigation District,
   9.00%, due 12/1/95..............            1,000             1,004,973
Southern Minnesota Municipal Power
   Agency, 7.125%, due 1/1/96......            1,000             1,029,805
Tacoma, Washington Department
   of Public Utilities,
   9.375%, due 1/1/96..............            1,000             1,036,880
Travis County, Texas,
   10.35%, due 3/1/96..............            1,000             1,029,659
Washington State,
   8.75%, due 9/1/95...............            1,700             1,700,000
Washington State,
   7.00%, due 10/1/95..............            1,000             1,001,906
Washington State Housing
   Finance Commission,
   4.10%, due 6/1/96...............            1,000             1,000,211
Washington Suburban Sanitation
   District, MD,
   4.25%, due 6/1/96...............            1,750             1,757,996
Western Minnesota, Municipal Power
   Agency Supply,
   9.50%, due 1/1/96...............            1,500             1,556,233
Wil County, Illinois Community
   Unit School District,
   9.80%, due 12/1/95..............            1,000             1,012,526
                                                              ------------
                                                               132,290,929
                                                              ------------

REVENUE, TAX, BOND AND
   TAX REVENUE ANTICIPATION
   NOTES--7.6%

California State,
   5.75%, due 4/25/96..............          $10,310          $ 10,448,332
Colorado State General Fund Revenue,
   4.50%, due 6/27/96..............            5,250             5,283,175
Cranston, Rhode Island,
   4.70%, due 11/15/95.............            7,000             7,008,591
Milwaukee, Wisconsin,
   5.50%, due 2/22/96..............            1,000             1,003,320
Texas State,
   4.75%, due 8/30/96..............            4,500             4,531,960
Weber County, UT,
   4.50%, due 12/28/95.............            1,750             1,753,328
                                                              ------------
                                                                30,028,706
                                                              ------------

VARIABLE RATE DEMAND
   NOTES*--52.0%

Angelina & Neches River
   Authority Texas, due 5/1/14.....          $ 1,000          $  1,000,000
Baltimore County, Maryland,
   due 7/1/16......................            2,000             2,000,000
Baltimore, Maryland, Port
   Facilities Authority,
   due 10/14/11....................            1,000             1,000,000
Beaufort County, North Carolina,
   Pollution Control Revenue,
   Texas Gulf Inc., due 12/1/00....            1,000             1,000,000
Beltrami County, Minnesota
   Environmental Control,
   due 12/1/21.....................              500               500,000
Bexar County Texas Health Facilities
   Development, due 7/11/11........            1,000             1,000,000
Brazos River Harbor, Texas,
   due 12/1/19.....................            1,100             1,100,000

Brazos, Texas, Harbor  Industrial
   Development Authority,
   due 12/1/13.....................            2,900             2,900,000
Buffalo County, Nebraska
   Hospital Authority,
   due 1/1/16......................            1,000             1,000,000
California Statewide Community
   Development, due 11/1/15........            1,560             1,560,000
California Statewide Community
   Development, due 7/1/15.........              600               600,000
Carlton, Wisconsin  Environmental
   Improvement, due 10/1/00........            1,475             1,475,000
Cherokee County, South Carolina
   Industrial Revenue, AMT,
   due 8/1/19......................              200               200,000
Chicago, IL, due 1/1/10............            4,000             4,000,000
Clark County, Nevada, Airport
   Improvement Revenue,
   due 7/1/12......................              400               400,000
Clinton Township, Michigan Economic
   Development Corp., due 5/1/13...              500               500,000
Colorado Health Facilities
   Authority Revenue, due 5/15/20                200               200,000
Colorado Housing Finance Authority,
   due 12/1/05.....................            3,400             3,400,000
Columbia, Missouri, Water & Electric
   Revenue, due 8/15/99............              500               500,000
Connecticut State Pollution
   Development Authority, due 9/1/28           1,700             1,700,000
Connecticut State, Special Assessment
   Revenue, due 11/1/01............            4,100             4,100,000
Connecticut State, Special Tax
   Obligation, due 12/1/10.........            3,700             3,700,000
Coweta County, Georgia  Industrial
   Development Authority, due 3/1/09             900               900,000
Dade County FL Spa Revenue,
   due 8/1/15......................            7,000             7,000,000
District of Columbia,
   due 10/1/07.....................              900               900,000
District of Columbia,
   due 10/1/15 ....................              500               500,000
Fayetteville, Arkansas Industrial
   Development, AMT, due 12/1/04...            1,100             1,100,000
Florida Housing Finance  Authority,
   due 12/1/08.....................              600               600,000
Floyd County, Georgia  Development
   Authority, due 12/1/15..........            4,875             4,875,000
Forsyth County GA Development
   Authority Industrial, due 1/1/07            2,000             2,000,000
Fort Wayne, Indiana Economic
   Development Revenue,
   due 12/1/03 ....................            1,000             1,000,000
Frankfort Industrial Economic
   Development Revenue, due 1/1/98             1,200             1,200,000
Grand Rapids MI Water
   Supply System, due 1/1/20.......            5,100             5,100,000
Grapevine, Texas Industrial
   Development Corp.,  due 3/1/10                600               600,000
Gwinett County, Georgia Industrial
   Development Revenue, AMT,
   due 6/1/05......................            1,500             1,500,000
Hammond, Indiana Pollution
   Control Revenue, due 2/1/22.....            1,500             1,500,000
Hopkinsville, Kentucky  Industrial
   Building Revenue, AMT,
   due 4/1/04......................            1,800             1,800,000
Illinois Development Financial
   Authority Pollution Control,
   due 11/1/12 ....................            1,000             1,000,000
Illinois Educational Facilities
   Authority, due 3/1/27...........            2,000             2,000,000
Illinois Educational Facilities
   Authority, due 9/1/25...........            1,000             1,000,000
Illinois Finance Development
   Authority, AMT, due 3/1/17......              800               800,000
Illinois Finance Development
   Authority, AMT, due 3/1/17......            2,500             2,500,000
Illinois Health Facilities
   Authority, due 6/1/06...........            1,700             1,700,000
Iowa Finance Authority,
   due 11/1/15 ....................            3,000             3,000,000
Jackson County, Mississippi
   Pollution Control, due 12/1/16..            2,400             2,400,000
Jackson County, Mississippi Port
   Facility Revenue, due 6/1/23....            7,150             7,150,000
Jefferson Parish, Louisiana Hospital,
   District 2, due 12/1/15 ........            2,700             2,700,000
Kansas City MO Industrial Development
   Hospital, due 10/15/14..........              700               700,000
Lincoln County WY Pollution
   Control, due 8/1/15.............              600               600,000
Lincoln County WY Pollution
   Control, due 7/1/17.............              900               900,000
Los Angeles, California Community
   Redevelopment Agency,
   due 12/1/05 ....................            2,300             2,300,000
Louisa County, Virginia Industrial
   Development Authority,
   due 1/1/20......................            5,000             5,000,000
Louisiana State Offshore Term,
   due 9/1/06......................            3,300             3,300,000
Louisiana State Recovery District
   Tax, due 7/1/98.................            1,000             1,000,000
Lynchburg, Virginia Industrial
   Development Authority,
   due 12/1/25.....................            3,400             3,400,000
Maine Health & Higher Educational
   Facilities, due 7/1/25..........            7,000             7,000,000
Maricopa County, Arizona Pollution
   Control Revenue, due 5/1/29.....            1,300             1,300,000
Mecklenburg, North Carolina
   Pollution Control Authority,
   due 12/1/04.....................            1,000             1,000,000
Memphis, Tennessee, due 7/1/04.....            2,900             2,900,000
Missouri State Health and Educational
   Facilities Authority, due 12/1/19           1,300             1,300,000
Monroe County, Mississippi Economic
   Development Corp., due 10/1/24              2,200             2,200,000
Moon, Pennsylvania Industrial
   Development Authority,
   due 11/1/15.....................            1,000             1,000,000
Nash County, North Carolina
   Industrial Facilities and
   Pollution Control Revenue,
   due 12/1/14.....................            1,000             1,000,000
North Alabama Environmental Impact
   Authority, due 12/1/00..........              400               400,000
North Carolina Medical Care
   Community, due 9/1/02...........            2,300             2,300,000
North Carolina Medical Care
   Hospital, due 10/1/20...........            3,100             3,100,000
North Carolina Medical Care
   Hospital, due 6/1/22............            4,700             4,700,000
North Texas Higher Education
   Student Loan, due 3/1/05........            2,800             2,800,000
Oklahoma City, Oklahoma Industrial
   & Cultural Revenue, due 6/1/06              1,100             1,100,000
Orange County, FL Industrial
   Development Authority,
   due 1/1/11......................            1,650             1,650,000
Peninsula Ports Authority, VA
   Revenue, due 12/1/05............              500               500,000
Pennsylvania State Higher Education
   Student Loan, AMT,  due 12/1/24             3,100             3,100,000
Pennsylvania State Higher Education
   Student Loan, due 7/1/18........            2,000             2,000,000
Person County, North Carolina
   Pollution Control Authority,
   due 11/1/19 ....................            3,000             3,000,000
Port St. Helens, OR Pollution
 Control, due 4/10/10..............            1,600             1,600,000
Purdue University, Indiana,
   due 7/1/17......................            1,400             1,400,000
Purdue University, Indiana,
   due 7/1/20......................            2,000             2,000,000
Putnam County, West Virginia
   Industrial Development
   Revenue, due 10/1/11............              600               600,000
Quakertown, PA Hospital Authority,
   due 7/1/05......................            1,500             1,500,000
Rhode Island State Industrial
   Facilities Corp., AMT,
   due 6/1/05......................            5,500             5,500,000
Sacramento County, California,
   due 9/15/07.....................            1,500             1,500,000
Savanna, Illinois Industrial
   Development Revenue,
   due 6/1/04......................              600              600,000
St. Charles County, Missouri
   Industrial Development Authority,
   due 12/1/07.....................            1,000             1,000,000
Tipton Industrial Economic
   Development Revenue,
   due 7/1/22......................            1,105             1,105,000
Tracy, California,
   due 5/1/15......................              300               300,000
Uinta County, Wyoming Pollution
 Control Authority, due 8/15/20                2,000             2,000,000
Uinta County, Wyoming Pollution
   Control Authority,
   due 12/1/22                                   700               700,000
University Athletic Association, Inc.,
   due 2/1/20......................            2,800             2,800,000
University of Arkansas,
   due 12/1/19.....................            9,100             9,100,000
Utah State Board of Regents
   Student Loan, due 11/1/00.......            2,800             2,800,000
Utah State Board of Regents Student
   Loan, AMT, due 11/1/25..........            8,300             8,300,000
Valdez, Alaska Marine Term
   Revenue, due 10/1/25............              700             700,000
Washington Public Power Supply,
   due 7/1/18......................            2,295             2,295,000
Washington State Health Care
   Facilities, due 10/1/05.........            5,100             5,100,000
West Feliciana Parish, LA,
 due 12/1/15.......................            1,300             1,300,000
West Virginia State Hospital
   Finance Authority,
   due 12/1/25.....................            2,800             2,800,000
Wisconsin State, AMT,
   due 5/1/04......................            1,000             1,000,000
Wisconsin State,
   due 6/1/06......................              900               900,000
                                                              ------------
                                                               205,110,000
                                                              ------------

Total Investments at Amortized Cost.           102.4%         $403,529,884

Other Assets, Less Liabilities.....             (2.4)           (9,307,633)
                                               -----          ------------
Net Assets.........................            100.0%         $394,222,251
                                               =====          ============

AMT-Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days' notice

See notes to financial statements

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES August 31, 1995


ASSETS:
Investments at amortized cost (Note 1A)...........................  $403,529,884
Cash..............................................................        36,927
Interest receivable...............................................     3,176,569
Prepaid expenses and other assets.................................           692
                                                                    ------------
    Total assets..................................................   406,744,072
                                                                    ------------

LIABILITIES:
Payable for investments purchased.................................    12,412,858
Payable to affiliate-- investment advisory fees (Note 2A).........        66,006
Accrued expenses and other liabilities............................        42,957
                                                                    ------------
    Total liabilities.............................................    12,521,821
                                                                    ------------
NET ASSETS........................................................  $394,222,251
                                                                    ============

REPRESENTED BY:
Capital paid-in for beneficial interests..........................  $394,222,251
                                                                    ============


Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1995


INVESTMENT INCOME (Note 1B)........................                  $11,858,169

EXPENSES:
Investment Advisory fees (Note 2A).................      $613,607
Administrative fees (Note 2B)......................       153,402
Custodian fees.....................................       150,009
Auditing fees......................................        23,400
Legal fees.........................................        11,531
Trustee fees.......................................         9,940
Miscellaneous......................................        11,798
                                                         --------
    Total..........................................                      973,687
                                                                     -----------
    Net investment income..........................                   10,884,482
NET REALIZED GAIN ON INVESTMENTS...................                       75,464
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...................................                  $10,959,946
                                                                     ===========

See notes to financial statements

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED AUGUST 31,
                                                         -----------------------

                                                        1995             1994
                                                      --------         --------
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income...........................   $ 10,884,482     $ 5,749,881
Net realized gain (loss) on investments.........         75,464          (1,494)
                                                  -------------    -----------
    Increase in net assets from operations......     10,959,946       5,748,387
                                                  -------------    -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions.....................    487,327,869     354,949,138
Value of withdrawals............................   (337,173,146)   (355,183,409)
                                                  -------------    ------------
   Net increase (decrease) in net assets
    from capital transactions...................    150,154,723        (234,271)
                                                  -------------    ------------
NET INCREASE IN NET ASSETS .....................    161,114,669       5,514,116

NET ASSETS:
Beginning of period.............................    233,107,582     227,593,466
                                                   ------------    ------------
End of period...................................   $394,222,251    $233,107,582
                                                   ============    ============

Tax Free Reserves Portfolio
-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                              FEBRUARY 5, 1991
                                                              YEAR ENDED AUGUST 31,            (COMMENCEMENT
                                                    ________________________________________  OF OPERATIONS) TO
                                                       1995      1994      1993       1992     AUGUST 31, 1991
                                                     --------   --------  --------  --------   ---------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000 omitted)....          $394,222   $233,108  $277,593  $212,502      $200,361
Ratio of expenses to average net assets....             0.32%      0.31%     0.31%     0.31%        0.35%*
Ratio of net investment income to average
 net assets................................             3.55%      2.33%     2.35%     3.43%        4.41%*

Note: If Agents of the Portfolio had not voluntarily  waived a portion of their fees during the periods  indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets.............             0.32%      0.32%     0.33%     0.35%        0.36%*
Net investment income to average net assets             3.55%      2.32%     2.32%     3.39%        4.41%*

*Annualized

See notes to financial statements

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Tax Free Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Portfolio's Administrator. Citibank, N.A. ("Citibank") acts as the Investment Adviser. The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued, less the amortization of any premium and accretion of market discount on the investments of the Portfolio.

C. FEDERAL INCOME TAXES -- The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. OTHER -- Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

(2) INVESTMENT ADVISORY FEE AND ADMINISTRATIVE FEE
A. INVESTMENT ADVISORY FEE -- The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $613,607, for the year ended August 31, 1995. The investment advisory fee is computed at the annual rate of 0.20% of the Portfolio's average daily net assets.

B. ADMINISTRATIVE FEE -- Under the terms of an Administrative Services Agreement, the administrative fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.05% of the Portfolio's average daily net assets and amounted to $153,402, for the year ended August 31, 1995. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

(3) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $1,273,554,752 and $1,104,331,376, respectively, for the year ended August 31, 1995.

(4) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1995, for federal income tax purposes, amounted to $403,529,884.

(5) LINE OF CREDIT
The Portfolio, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1995, the commitment fee allocated to the Portfolio was $2,026. Since the line of credit was established, there have been no borrowings.

Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
Tax Free Reserves Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Free Reserves Portfolio (a New York Trust) as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1995 and 1994 and the financial highlights for each of the years in the four year period ended August 31, 1995 and the period from February 5, 1991 (Commencement of Operations) to August 31, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995, by correspondence with the Custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1995

SHAREHOLDER
SERVICING AGENTS


FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
H. B. Alvord
C. Oscar Morong, Jr.
E. Kirby Warren

ASSISTANT TREASURER
Barbara M. O'Dette*

ASSISTANT SECRETARIES
Susan Jakuboski*
Molly S. Mugler*
*Affiliated Person of Administrator and Distributor

                     --------------------------------------

INVESTMENT ADVISER
(OF TAX FREE RESERVES PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

                     --------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

THIS REPORT IS PREPARED & PRINTED ON RECYCLED PAPER [RECYCLE LOGO]

TFR/A/95